UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 16, 2023
STONERIDGE, INC.
(Exact Name of Registrant as Specified in its Charter)

Ohio	001-13337	34-1598949
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
39675 MacKenzie Drive, Suite 400, Novi, Michigan 48377
(Address of principal executive offices, and Zip Code)
(248) 489-9300
Registrant’s Telephone Number, Including Area Code
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	SRI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07 Submission of Matters to a Vote of Security Holders.
The Company held its Annual Meeting of Shareholders on May 16, 2023 (the “2023 Annual Meeting”). At the 2023 Annual Meeting the following matters were voted on by the Company’s shareholders:
1.The nine Company nominees for election to the Board of Directors were elected, each for a one-year term, by the following votes:

Nominee	For	Withheld	Broker Non-Votes
Ira C. Kaplan	23,082,603	1,020,241	934,357
Kim Korth	22,897,530	1,205,314	934,357
William M. Lasky	20,353,718	3,749,126	934,357
George S. Mayes, Jr.	23,602,891	499,953	934,357
Carsten J. Reinhardt	23,788,896	313,948	934,357
Sheila Rutt	23,448,287	654,557	934,357
Paul J. Schlather	23,561,593	541,251	934,357
Frank S. Sklarsky	23,763,657	339,187	934,357
James Zizelman	23,677,203	425,641	934,357
2.The proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2023 was approved by the following votes:

For	Against	Abstain	Broker Non-Votes
24,700,943	330,001	6,257	—
3.A non-binding advisory resolution to approve the 2022 compensation paid to the Company’s Named Executive Officers was approved by the following votes:

For	Against	Abstain	Broker Non-Votes
23,040,927	1,059,510	2,407	934,357
4.The shareholders recommended a frequency of “One Year” for an advisory non-binding vote on compensation of the Company’s Named Executive Officers. The result of the advisory non-binding vote on the frequency of future advisory votes on the compensation of the Company’s Named Executive Officers was based on the following votes:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
22,837,798	1,379	1,262,312	1,355	—
Accordingly, the Company intends to implement an advisory non-binding shareholder vote on the compensation of the Company’s Named Executive Officers on an annual basis until the next required shareholder vote on how frequently shareholders will vote on a non-binding resolution to approve the compensation of the Company’s Named Executive Officers.
ITEM 9.01    Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (the Cover Page Interactive Data File is embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stoneridge, Inc.

Date: May 17, 2023	/s/ Matthew R. Horvath
Matthew R. Horvath Chief Financial Officer and Treasurer (Principal Financial Officer)